Exhibit 32.1
CERTIFICATION BY EXECUTIVE CHAIRMAN
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report of EntreMed, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael M. Tarnow, as Executive Chairman of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company
          This certificate is being made for the exclusive purpose of compliance by the Executive Chairman of the Company with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and may not be used by any person or for any reason other than as specifically required by law.

/s/ Michael M. Tarnow

March 12, 2009	Michael M. Tarnow
Executive Chairman